Exhibit 99.2

[*] Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission (“SEC”). The omitted portions of this exhibit have been filed separately with the SEC.

Execution Version

(1) ELAN CORPORATION, PLC

(2) ELAN PHARMA INTERNATIONAL LIMITED

(3) ELAN INTERNATIONAL SERVICES, LTD.

(4) TARGETED GENETICS CORPORATION

AND

(5) EMERALD GENE SYSTEMS, LTD.

TERMINATION AGREEMENT

MATHESON ORMSBY PRENTICE
30 Herbert Street
Dublin 2
Ireland

TEL + 353 1 619 9000
FAX + 353 1 619 9010

6

CONTENTS

		Page No
1	Definitions	2
2	Termination of the Newco Agreements	3
3	Representations, Warranties and Confirmations	5
4	Intellectual Property	6
5	Rights Related to Securities	7
6	Sale of Shares and Completion	7
7	Confidentiality	8
8	Waiver of Accrued Rights/Mutual Releases	10
9	General	11
Schedule 4.1.2		15
	JVP Technology and JVP Program Technology	15
Schedule 4.1.3		16
	Newco Technology and Newco Program Technology	16
Schedule 5.1		17
	Rights Related to the Securities Amendments to the Finance Documents	17

THIS TERMINATION AGREEMENT made this 31st day of March 2004 (this “Agreement”)

AMONG:

(1)	ELAN CORPORATION, PLC, a public limited company incorporated under the laws of Ireland and having its registered office at Lincoln House, Lincoln Place, Dublin 2, Ireland (“Elan Corp”);

(2)	ELAN PHARMA INTERNATIONAL LIMITED, a private limited company incorporated under the laws of Ireland, and having its registered office at WIL House, Shannon Business Park, Shannon, County Clare, Ireland (“EPIL Shannon”);

(3)	ELAN INTERNATIONAL SERVICES, LTD., an exempted limited liability company incorporated under the laws of Bermuda, and having its registered office at Clarendon House, 2 Church St., Hamilton, Bermuda (“EIS”);

(4)	TARGETED GENETICS CORPORATION, a Washington corporation having its principal place of business at 1100 Olive Way, Suite 100, Seattle, Washington 98101 United States of America; and

(5)	EMERALD GENE SYSTEMS, LTD an exempted company incorporated under the laws of Bermuda, and having its registered office at Clarendon House, 2 Church St., Hamilton, Bermuda.

RECITALS:

A.	The Parties entered into various agreements whereby Elan Corp, EIS and JVP established the joint venture company, Newco, and Elan Corp, EIS and JVP each licensed and EPIL Shannon granted an option to license certain intellectual property to Newco for a specified field of use. Specifically:

(i)	Elan Corp, EIS, JVP and Newco entered into a Subscription, Joint Development and Operating Agreement dated July 21, 1999 (the “JDOA”);

(ii)	Elan Corp and Newco entered into a License Agreement dated July 21, 1999 (the “Elan License Agreement”);

(iii)	JVP and Newco entered into a License Agreement dated July 21, 1999 (the “JVP License Agreement”);

(iv)	Newco, JVP and EIS entered into a Registration Rights Agreement with respect to the capital stock of Newco dated July 21, 1999 (the “Newco Registration Rights Agreement"); and

(v)	Elan Corp, EIS and JVP entered into a Funding Agreement dated July 21, 1999 (the “Funding Agreement”).

B.	The JDOA, Elan License Agreement, JVP License Agreement, and Newco Registration Rights Agreement and Funding Agreement are together defined in this Agreement as the “Newco Agreements”.

C.	The Parties also entered into agreements whereby JVP sold and EIS purchased certain securities of JVP and the Parties agreed to certain matters related to the ownership of such securities. Specifically:

(i)	EIS and JVP entered into a Securities Purchase Agreement dated July 21, 1999 (the “Securities Purchase Agreement”);

(ii)	EIS and JVP entered into a Registration Rights Agreement with respect to the capital stock of JVP dated July 21, 1999 (the “JVP Registration Rights Agreement”); and

(iii)	JVP entered into a Convertible Promissory Note in favor of EIS dated July 21, 1999 in a principal amount not to exceed $12,015,000 (the “Note”).

D.	The Parties wish to (i) terminate in full the Newco Agreements as set forth below, (ii) set forth their agreement in relation to other matters including, inter alia, the transfer of shares by EIS to JVP, and (iii) amend certain agreements as set forth below in relation to matters related to security holdings in JVP.

     IN CONSIDERATION OF THE MUTUAL COVENANTS CONTAINED HEREIN, AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND ADEQUACY OF WHICH ARE HEREBY ACKNOWLEDGED, IT IS HEREBY AGREED AS FOLLOWS:

1	DEFINITIONS

Capitalized terms used in this Agreement shall have the same meanings assigned to them in the Newco Agreements, unless such terms are expressly defined to the contrary in this Agreement.

“Affiliate” shall mean any corporation or entity controlling, controlled or under the common control of any other corporation or entity, excluding, in the case of Elan Corp, an Elan JV. For the purpose of this definition, (i) “control” shall mean direct or indirect ownership of fifty percent (50%) or more of the stock or shares entitled to vote for the election of directors; and (ii) Newco shall not be an Affiliate of Elan Corp or EIS.

“Effective Date” shall mean the date of this Agreement.

“Elan” shall mean Elan Corp and its Affiliates.

“Elan Improvements” shall have the meaning set forth in the Elan License Agreement.

“Elan JV” shall mean an entity that Elan and a third party (i) establish or have established; (ii) take shareholdings in or have a right to take shareholdings in; and (iii) grant certain licenses in and to certain intellectual property rights for the purpose of implementing a strategic alliance.

“Elan Know-How” shall have the meaning set forth in the Elan License Agreement.

“Elan Ligands” shall mean any ligand described in United States Patent Application 2003/0203865 that contains “Elan” in its designation including but not limited to [ * ].

“Elan Patents” shall have the meaning set forth in the Elan License Agreement.

“Elan Program Technology” shall have the meaning set forth in the Elan License Agreement.

“Exchange Right” has the meaning assigned to the term “EIS Exchange Right” in the Securities Purchase Agreement.

“Field” shall have the meaning set forth in the JDOA.

“Force Majeure” shall mean causes beyond a Party’s reasonable control, including, without limitation, acts of God, fires, strikes, acts of war, terrorism, or intervention of a governmental authority.

“JVP” shall mean Targeted Genetics, Inc. and its Affiliates.

“JVP Improvements” shall mean “TGEN Improvements,” as such term is defined in the JVP License Agreement.

“JVP Know-How” shall mean “TGEN Know-How,” as such term is defined in the JVP License Agreement.

“JVP Patents” shall mean “TGEN Patents,” as such term is defined in the JVP License Agreement.

“JVP Program Technology” shall mean “TGEN Program Technology,” as such term is defined in the JVP License Agreement.

“Newco” shall mean Emerald Gene Systems, Ltd. and its Affiliates.

“Newco Program Technology” shall have the meaning set forth in the JDOA.

“Newco Technology” shall have the meaning set forth in the JDOA.

“Newco Trademark” shall mean Emerald Gene Systems, Ltd.

“Party” shall mean Elan Corp, EPIL Shannon, EIS, JVP or Newco, as the case may be, and “Parties” shall mean all such parties together.

“Project” shall have the meaning set forth in the JDOA.

“Research and Development Program” shall have the meaning set forth in Clause 9.1 of the JDOA.

“Territory” shall mean all of the countries of the world.

“United States Dollar” and “US$” and “$” shall mean the lawful currency of the United States of America.

2	TERMINATION OF THE NEWCO AGREEMENTS

2.1	Subject to the provisions of Clause 2.2 hereof, the Parties hereby agree to terminate the Newco Agreements, including without limitation, those provisions expressly stated to survive termination, in each case with effect from the Effective Date.

All the provisions of the Newco Agreements shall terminate forthwith with effect from the Effective Date and be of no further legal force or effect.

2.2	For the avoidance of doubt and without prejudice to the generality of the foregoing Clause 2.1, the Parties hereby acknowledge and agree as follows as of the Effective Date:

2.2.1	the Management Committee and the R&D Committee (as such terms are defined in the JDOA) shall each be dissolved forthwith with effect from the Effective Date and thereby cease to have any function;

2.2.2	the EIS Director (as such term is defined in the JDOA), Kevin Insley, holding office with Newco and his alternate director, Debra Moore Buryj, shall resign on or before the Effective Date;

2.2.3	the nominees on the Management Committee of the EIS Director shall be deemed to have been removed from the Management Committee by EIS immediately prior to the dissolution of the Management Committee;

2.2.4	the nominees on the R&D Committee of the nominees on the Management Committee of the EIS Director, shall be deemed to have been removed from the R&D Committee by the nominees on the Management Committee of the EIS Director, immediately prior to the dissolution of the Management Committee pursuant to Clause 2.2.1;

2.2.5	all rights granted to Newco pursuant to the Elan License Agreement to use the Elan Patents, the Elan Know-How and the Elan Improvements (including any option to obtain a license) shall terminate forthwith;

2.2.6	with effect from the Effective Date, neither JVP nor Newco shall have any rights and/or license (including any option to obtain a license) in or to the Elan Patents, the Elan Know-How, the Elan Improvements, the Elan Program Technology and/or any other patents, know-how or any other intellectual property rights whatsoever of Elan;

2.2.7	the Parties shall terminate or shall cause to be terminated any and all research and development work being conducted in connection with or pursuant to the Project or any Research and Development Program of Newco, the Newco Agreements, or otherwise on behalf of Newco;

2.2.8	the Parties shall terminate or cause to be terminated any and all technical services and assistance being conducted in connection with the Newco Agreements;

2.2.9	for the avoidance of doubt, none of the Parties shall have any obligation to provide working capital, research or development funding, or other funding or financing of any nature to Newco; and

2.2.10	Elan shall not have any obligation to pay any milestone payment or make any milestone investment to or in Newco or JVP whether relating to the Project, the achievement of any objectives set forth therein or otherwise.

2.3	Each of the Parties acknowledges and agrees with the other Parties that, as of the Effective Date, no monies are owed or are refundable by any of the Parties to the others pursuant to the Newco Agreements.

For the avoidance of doubt, the Parties acknowledge and agree that, as of the Effective Date, no fees are owed by Newco to Codan Corporate Administrative Services or to any Bermudan governmental authority; and that Newco shall be liable to pay any such fees arising from the Effective Date onwards.

3	REPRESENTATIONS, WARRANTIES AND CONFIRMATIONS

3.1	Sub-licenses

Newco represents and warrants to the other Parties that it has not granted any sub-licenses or any other rights of any nature to any third parties pursuant to the Elan License Agreement or the JVP License Agreement, or the subject matter listed on Schedule 4.1.3.

3.2	JVP Shares

JVP confirms to the other Parties that it is the legal and beneficial owner of the following:

3.2.1     6,000 shares of Common Stock (as defined in the JDOA) of Newco; and

3.2.2 3,612 shares of Preferred Stock (as defined in the JDOA) of Newco.

3.3	EIS Shares

EIS confirms to the other Parties that it is the legal and beneficial owner of 1,491 shares of Common Stock of Newco and 897 shares of Preferred Stock of Newco (the “EIS Shares”).

3.4	Exclusion of warranties / liability

WITH REFERENCE TO THE TRANSFER BY EIS TO JVP OF THE EIS SHARES ON THE EFFECTIVE DATE, AS PROVIDED BY CLAUSE 6 (BUT WITHOUT PREJUDICE TO EIS’S OBLIGATION UNDER CLAUSE 6.1.1 HEREOF TO TRANSFER THE EIS SHARES TO JVP FREE FROM ALL LIENS, CHARGES AND ENCUMBRANCES), THE PARTIES ACKNOWLEDGE AND AGREE THAT EIS AND ITS AFFILIATES MAKE NO REPRESENTATION OR WARRANTY OF ANY NATURE TO JVP OR ANY OTHER PERSON IN RELATION TO NEWCO OR ANY OF ITS AFFAIRS PAST, PRESENT OR FUTURE.

JVP ACKNOWLEDGES THAT IT IS ENTERING INTO THIS AGREEMENT IN RELIANCE EXCLUSIVELY ON ITS OWN BUSINESS JUDGMENT, THE INFORMATION WHICH HAS BEEN AVAILABLE TO IT AS A SHAREHOLDER OF NEWCO AND OTHERWISE AND ON THE DUE DILIGENCE IT HAS CARRIED OUT IN RELATION TO NEWCO.

EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, ALL OTHER WARRANTIES, CONDITIONS OR REPRESENTATIONS, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, ARE HEREBY EXPRESSLY EXCLUDED BY THE PARTIES.

NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, NO PARTY SHALL BE LIABLE TO ANY OTHER PARTY BY REASON OF ANY REPRESENTATION OR WARRANTY, CONDITION OR OTHER TERM OR ANY DUTY OF COMMON LAW, OR UNDER THE EXPRESS TERMS OF THIS AGREEMENT, FOR ANY CONSEQUENTIAL SPECIAL OR INCIDENTAL OR PUNITIVE LOSS OR DAMAGE (WHETHER FOR LOSS OF CURRENT OR FUTURE PROFITS, LOSS OF ENTERPRISE VALUE OR OTHERWISE) AND WHETHER OCCASIONED BY THE NEGLIGENCE OF THE RESPECTIVE PARTIES, THEIR EMPLOYEES OR AGENTS OR OTHERWISE.

3.5	Organization and authority

Each of the Parties represents and warrants to the other Parties that it is a corporation duly organized and validly existing under the laws of its jurisdiction of organization and has all the requisite corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby.

3.6	Approvals

Each of the Parties represents and warrants to the other Parties that no permit, authorization, consent or approval of or by (“Approval”), or any notification of or filing with (“Filing”), any person or entity (governmental or otherwise) is required in connection with the execution, delivery or performance of this Agreement by such Party except (i) such Approvals or Filings that, if not obtained or made, would not have a material adverse effect on the validity of the transactions contemplated by this Agreement, and (ii) Filings not required to be made until after the Effective Date.

3.7	Investment Representations

JVP hereby represents and warrants to the other Parties that, as of the Effective Date, (i) it is sophisticated in transactions of this type and capable of evaluating the merits and risks of its investment in Newco, (ii) it has not been formed solely for the purpose of making this investment and is acquiring the EIS Shares for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution of any part thereof, and no other person has a direct or indirect interest, beneficial or otherwise in the EIS Shares, (iii) it understands that the EIS Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state and foreign securities laws by reason of a specific exemption from the registration provisions of the Securities Act and applicable state and foreign securities laws, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of its representations as expressed herein and (iv) it understands that no public market now exists for any of the EIS Shares and that there is no assurance that a public market will ever exist for such shares.

3.8	Trademark Applications

JVP represents and warrants to the other Parties that it has not filed for any trademark protection or has not adopted any new trademark, apart from the Newco Trademark, in connection with Newco’s business or any product or service provided thereunder.

3.9	Representation and Warranties as of the Effective Date

Except where expressly stated otherwise, each of the representations and warranties in this Agreement are made as of the Effective Date.

4	INTELLECTUAL PROPERTY

4.1	Ownership

On and following the Effective Date:

4.1.1	For the avoidance of doubt, the Elan Patents, the Elan Know-How, the Elan Improvements and the Elan Program Technology shall remain the sole and exclusive property of Elan.

Elan confirms that no Elan Improvements and/or Elan Program Technology were developed pursuant to the Project, or otherwise pursuant to the Newco Agreements.

4.1.2	For the avoidance of doubt, the JVP Patents, the JVP Know-How and the JVP Improvements and the JVP Program Technology shall remain the sole and exclusive property of JVP.

A full list of JVP Improvements and JVP Program Technology developed pursuant to the Project, or otherwise pursuant to the Newco Agreements, is set forth in Schedule 4.1.2.

4.1.3	All Newco Technology and Newco Program Technology shall remain the sole and exclusive property of Newco.

A full list of Newco Technology and Newco Program Technology developed pursuant to the Project, or otherwise pursuant to the Newco Agreements, is set forth in Schedule 4.1.3.

4.2	JVP agrees to abandon any and all claims in United States Patent Application 2003/0203865 that specifically name Elan Ligands including [ * ] claimed therein; and not to pursue grant of any claims that specifically name Elan Ligands in such United States Patent Application 2003/0203865 or any related divisionals, continuations, continuations-in-part, patents-of-additions, re-examinations, re-issues, and foreign counterparts of such patent applications. For the avoidance of doubt, and pursuant to this Clause 4.2, United States Patent Application 2003/0203865, in its entirety, is considered a JVP Improvement.

4.3	Elan will, within 60 days of the Effective Date, forward to JVP the invention disclosure forms listed in Schedule 4.1.3 and any and all related documentation.

5	RIGHTS RELATED TO SECURITIES

5.1	Nothing contained herein shall constitute a waiver of any right of EIS or any of their respective successors and assigns with respect to their respective ownership of securities in JVP under any agreements of any kind in existence with JVP with respect thereto, which agreements shall remain unmodified and in full force and effect, except as set forth in this Clause 5 and in Schedule 5.1 hereof.

5.2	EIS hereby waives the Exchange Right as of the Effective Date and acknowledges that such right is of no further force and effect.

EIS hereby covenants to use commercially reasonable efforts to cooperate with JVP to cause an amendment to the bye laws of JVP to be approved to effect the elimination of the Exchange Right, including without limitation, voting all of its shares of JVP’s capital stock owned thereby in favor of a proposal relating to such an amendment of JVP’s charter.

6	SALE OF SHARES AND COMPLETION

6.1	Subject to the terms of this Agreement:

6.1.1	EIS shall sell as legal and beneficial owner and JVP shall purchase, free from all liens, charges and encumbrances and together with all rights now or hereafter attaching to them, the EIS Shares;

6.1.2	the EIS Shares will be sold by EIS to JVP for a total consideration of $[ * ] (the “Consideration”).

6.2	On the Effective Date, Elan and JVP shall take or (to the extent that the same is within its powers) cause to be taken the following steps prior to or at directors and shareholders meetings of Newco, or such other meetings, as appropriate:

6.2.1	the delivery by EIS to JVP of a stock transfer form in respect of the EIS Shares duly executed by EIS in favor of JVP or as it may direct together with the related share certificates;

6.2.2	the payment by JVP to EIS of the Consideration;

6.2.3	the transfer to JVP (or as it may direct) of the share register, and all books and records of Newco in the possession of Elan (including any minute books and any company seal(s));

6.2.4	the change of the registered office of Newco from Clarendon House, 2 Church St., Hamilton, Bermuda;

6.2.5	the resignation of the EIS Director on Newco’s Board of Directors and any alternate director of the EIS Director;

6.2.6	the adoption of new Bye-Laws of Newco;

6.2.7	the modification, as appropriate, by board resolutions of Newco of matters such as the removal of EIS as book keeper for Newco, the removal of EIS representatives as authorized signatories of Newco’s bank account, the resignation of the Company Secretary and any other related matters whatsoever;

6.2.8	any other steps required by this Agreement.

6.3	JVP shall, following the Effective Date, promptly notify the Bermuda Monetary Authority of the transfer of the EIS Shares.

7	CONFIDENTIALITY

7.1	Confidentiality

7.1.1	The Parties agree that it may be necessary pursuant to this Agreement, from time to time, to disclose to each other confidential and proprietary information, including without limitation, inventions, trade secrets, specifications, designs, data, know-how and other proprietary information, processes, services and business of the disclosing Party.

The foregoing together with the terms of this Agreement shall be referred to collectively as “Additional Confidential Information”.

The Parties also agree that it may have been necessary to disclose to each other Confidential Information (as defined in the JDOA) pursuant to the Newco Agreements.

Together Additional Confidential Information and Confidential Information shall be referred to collectively as “Proprietary Information”.

7.1.2	Save as otherwise specifically provided herein, and subject to Clause 7.2 and 7.3, each Party shall disclose Proprietary Information of another Party only to those employees, representatives and agents requiring knowledge thereof in connection with fulfilling the Party’s obligations under this Agreement, and not to any other third party.

Each Party further agrees to inform all such employees, representatives and agents of the terms and provisions of this Agreement relating to Proprietary Information and their duties hereunder and to obtain their agreement hereto as a condition of receiving Proprietary Information.

Each Party shall exercise the same standard of care as it would itself exercise in relation to its own confidential information (but in no event less than a reasonable standard of care) to protect and preserve the proprietary and confidential nature of the Proprietary Information disclosed to it by another Party.

Each Party shall promptly, upon request of a Party, return all documents and any copies thereof containing Proprietary Information belonging to, or disclosed by, such Party, save that it may retain one copy of the same solely for the purposes of ensuring compliance with this Clause 7.

7.1.3	Any breach of this Clause 7 by any person informed by one of the Parties is considered a breach by the Party itself.

7.1.4	Proprietary Information shall be deemed not to include:

(a)	information which is in the public domain;

(b)	information which is made public through no breach of this Agreement;

(c)	information which is independently developed by a Party, as evidenced by such Party’s records;

(d)	information that becomes available to a receiving Party on a non-confidential basis, whether directly or indirectly, from a source other than the disclosing Party, which source did not acquire this information on a confidential basis.

7.1.5	The provisions relating to confidentiality in this Clause 7 shall remain in effect during the term of this Agreement, and for a period of 10 years following the Effective Date of this Agreement.

7.1.6	The Parties agree that the obligations of this Clause 7 are necessary and reasonable in order to protect the Parties’ respective businesses, and each Party agrees that monetary damages may be inadequate to compensate a disclosing Party for any breach by a receiving Party of such Party’s covenants and agreements set forth herein.

The Parties agree that any such violation or threatened violation may cause irreparable injury to a disclosing Party and that, in addition to any other remedies that may be available, in law and equity or otherwise, each Party shall be entitled to seek injunctive relief against the threatened breach of the provisions of this Clause 7, or a continuation of any such breach by another Party, specific performance and other equitable relief to redress such breach together with damages and reasonable counsel fees and expenses to enforce its rights hereunder.

7.2	Announcements

Subject to Clause 7.3, no announcement or public statement concerning the existence, subject matter or any term of this Agreement shall be made by or on behalf of any Party without the prior written approval of the other Party or Parties.

The terms of any such announcement shall be agreed in good faith by the Parties.

7.3	Required Disclosures

7.3.1	A Party (the “Disclosing Party”) will be entitled to make an announcement or public statement concerning the existence, subject matter or any term of this Agreement, or to disclose Proprietary Information that the Disclosing Party is required to make or disclose pursuant to:

(a)	a valid order of a court or governmental authority; or

(b)	any other requirement of law or any securities or stock exchange;

provided that if the Disclosing Party becomes legally required to make such announcement, public statement or disclosure hereunder, the Disclosing Party shall give the other Party or Parties prompt notice of such fact to enable the other Party or Parties to seek a protective order or other appropriate remedy concerning any such announcement, public statement or disclosure.

The Disclosing Party shall fully co-operate with the other Party or Parties in connection with that other Party’s or Parties’ efforts to obtain any such order or other remedy.

If any such order or other remedy does not fully preclude announcement, public statement or disclosure, the Disclosing Party shall make such announcement, public statement or disclosure only to the extent that the same is legally required.

7.3.2	Each of the Parties shall be entitled to provide a copy of this Agreement (and any subsequent amendments hereto) and the Newco Agreements to a potential third party purchaser in connection with Clause 9.2.1(b); provided that the relevant third party purchaser or assignee has entered into a confidentiality agreement on terms no less protective than the terms of this Clause 7.

8	WAIVER OF ACCRUED RIGHTS/MUTUAL RELEASES

8.1	With effect from the Effective Date, each Party and each of its Affiliates (“Releasor”):

8.1.1	waives any accrued rights that Releasor may have accrued against the other Parties and each of its Affiliates, officers, directors, representative, agents and employees and the assigns and successors in interest of any of the foregoing entities (“Releasees”), whether known or unknown, foreseen or unforeseen, fixed or contingent, of any nature whatsoever from the beginning of time to the Effective Date under the Newco Agreements; and

8.1.2	fully and finally releases and discharges the Releasees from any and all manner of actions, claims, promises, debts, sums of money, demands, obligations, in law or in equity, directly or indirectly, whether known or unknown, foreseen or unforeseen, fixed or contingent, of any nature whatsoever that Releasor may have by reason of any act, omission, matter, provision, cause or thing whatsoever from the beginning of time to the Effective Date under the Newco Agreements.

8.2	For the avoidance of doubt the provisions of this Clause 8 shall not in any way act as a waiver by any of the Parties in respect of any of the provisions set forth in this Agreement.

9	GENERAL

9.1	Governing law and jurisdiction

9.1.1	This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles under the laws of the State of New York.

9.1.2	For the purposes of this Agreement, the Parties submit to the nonexclusive jurisdiction of the State and Federal Courts of New York.

9.2	Assignment

9.2.1	Subject to Clause 9.2.2 and Clause 9.2.3, this Agreement shall not be assigned by any Party without the prior written consent of the others, save that any Party:

(a)	may assign this Agreement in whole or in part and delegate its duties hereunder to its Affiliate or Affiliates without such consent; and

(b)	may assign its rights and obligations to a successor (whether by merger, consolidation, reorganization or other similar event) or purchaser of all or substantially all of its assets relating to such Party’s technology related to this Agreement, provided that such successor or purchaser has agreed in writing to assume all of such Party’s rights and obligations hereunder and a copy of such assumption is provided to the other Parties.

9.2.2	For the avoidance of doubt, nothing in this Clause 9.2 shall affect the provisions governing assignment of securities in Schedule 5.1 hereof.

9.3	Notices

9.3.1	Any notice to be given under this Agreement shall be sent in writing in English by registered airmail, internationally recognized courier or telefaxed to the following addresses:

If to Newco at:

Emerald Gene Systems, Ltd
c/o Targeted Genetics Corporation
1100 Olive Way, Suite 100
Seattle, Washington 98101
Attention: Chief Executive Officer
Telefax: (206) 623-7064

If to JVP at:

Targeted Genetics Corporation
1100 Olive Way, Suite 100
Seattle, Washington 98101
Attention: Chief Executive Officer

Telefax: (206) 623-7064

If to Elan, EIS and/or EPIL Shannon at:

Elan Corporation, plc
Elan Pharma International Limited
Elan International Services, Ltd.
C/o Elan International Services, Ltd.
102 St. James Court
Flatts,
Smiths FL04
Bermuda
Attention: Secretary
Telephone: 441 292 9169
Fax: 441 292 2224

or to such other address(es) and telefax numbers as may from time to time be notified by any Party to the others hereunder.

9.3.2	Any notice sent by mail shall be deemed to have been delivered within seven (7) working days after dispatch or delivery to the relevant courier and notice sent by fax shall be deemed to have been delivered upon confirmation receipt. Notice of change of address shall be effective upon receipt.

9.4	Waiver

No waiver of any right under this Agreement shall be deemed effective unless contained in a written document signed by the Party charged with such waiver, and no waiver of any breach or failure to perform shall be deemed to be a waiver of any future breach or failure to perform or of any other right arising under this Agreement.

9.5	Severability

If any provision in this Agreement is agreed by the Parties to be, or is deemed to be, or becomes invalid, illegal, void or unenforceable under any law that is applicable hereto:

(a)	such provision will be deemed amended to conform to applicable laws so as to be valid and enforceable; or

(b)	if it cannot be so amended without materially altering the intention of the Parties, it will be deleted, with effect from the date of this Agreement or such earlier date as the Parties may agree, and the validity, legality and enforceability of the remaining provisions of this Agreement shall not be impaired or affected in any way.

9.6	Further Assurances

At the request of any of the Parties, the other Party or Parties shall (and shall use reasonable efforts to procure that any other necessary parties shall) execute and perform all such documents, acts and things as may reasonably be required subsequent to the signing of this Agreement for assuring to or vesting in the requesting Party the full benefit of the terms hereof.

9.7	Successors

This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns.

9.8	Amendments

No amendment, modification or addition hereto shall be effective or binding on any Party unless set forth in writing and executed by a duly authorized representative of each Party.

9.9	Counterparts

This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute this Agreement.

9.10	Costs

Each Party shall bear its own costs and expenses in connection with the transactions contemplated by this Agreement.

9.11	Force Majeure

No Party to this Agreement shall be liable for failure or delay in the performance of any of its obligations hereunder if such failure or delay results from Force Majeure, but any such failure or delay shall be remedied by such Party as soon as practicable.

9.12	Relationship of the Parties

The Parties are independent contractors under this Agreement. Nothing herein contained shall be deemed to create or establish an employment, agency, joint venture, or partnership relationship between the Parties or any of their agents or employees, or any other legal arrangement that would impose liability upon one Party for the act or failure to act of the other Party.

No Party shall have any express or implied power to enter into any contracts, commitments or negotiations or to incur any liabilities in the name of, or on behalf of, any other Party, or to bind any other Party in any respect whatsoever.

9.13	Entire agreement

(a)	This Agreement sets forth all of the agreements and understandings between the Parties with respect to the subject matter hereof. There are no agreements or understandings with respect to the subject matter hereof, either oral or written, between the Parties other than as set forth in this Agreement.

(b)	No provision of this Agreement shall be construed so as to negate, modify or affect in any way the provisions of any other agreement between the Parties unless specifically provided herein and only to the extent so specified.

     IN WITNESS WHEREOF the Parties have executed this Agreement.

SIGNED

BY:	/s/ Kevin Insley

for and on behalf of ELAN CORPORATION, PLC

SIGNED

BY:	/s/ Kevin Insley

for and on behalf of ELAN PHARMA INTERNATIONAL LIMITED

SIGNED

BY:	/s/ Kevin Insley

for and on behalf of ELAN INTERNATIONAL SERVICES, LTD.

SIGNED

BY:	/s/ Barrie Carter

for and on behalf of EMERALD GENE SYSTEMS, LTD.

SIGNED

BY:	/s/ Todd Simpson

for and on behalf of TARGETED GENETICS CORPORATION

SCHEDULE 4.1.2

JVP Technology and JVP Program Technology

U.S Patent Application 2003/0203865

SCHEDULE 4.1.3

Newco Technology and Newco Program Technology

[ * ]

SCHEDULE 5.1

Rights Related to the Securities
Amendments to the Finance Documents

1	SERIES B PREFERRED STOCK — CONVERSION

     On the Effective Date, EIS shall convert the Series B Convertible Exchangeable Preferred Stock and accrued but unpaid dividends into shares of Common Stock of JVP, pursuant to the terms of such Preferred Stock. However, in consideration for JVP agreeing to the amendments set forth in paragraph 2 below and JVP entering into the Termination Agreement to which this Schedule is attached, EIS agrees to waive the right to receive upon conversion of such Preferred Stock and accrued and unpaid dividends thereon any shares of Common Stock in excess of 4,330,000 shares. Upon conversion of such Preferred Stock on the Effective Date, JVP shall issue and deliver to EIS a certificate or certificates for an aggregate of 4,330,000 shares of Common Stock of JVP.

2	TRANSFER RESTRICTIONS

     The following provisions are hereby amended as follows, effective as of the Effective Date:

     Section 1(g) (“Exemption from Registration”) of the Securities Purchase Agreement (as to second legend only) is hereby deleted in its entirety and is of no further force ad effect.

     Section 17 (“Assignments and Transfers”) of the Securities Purchase Agreement is hereby amended by (i) deleting the word “permitted” in the first sentence thereof, (ii) deleting the second and third sentences thereof in their entirety, and (iii) adding a new second sentence to read as follows” “The Company shall not assign all or any part of this Agreement without the prior written consent of the other party.”

     Section 10 (“Transfer of Registration Rights”) of the JVP Registration Rights Agreement is hereby deleted in its entirety and is of no further force and effect.

     Section 14(d) (“Successors and Assigns”) of the JVP Registration Rights Agreement is hereby amended by (i) deleting the word “permitted” in the second sentence thereof and (ii) deleting in the second sentence thereof “, in accordance with Section 10 hereof”.

In addition to the foregoing, any and all other provisions, legends or requirements for legends in any way, directly or indirectly, limiting or conditioning the free transfer, alienation or assignment of the securities of JVP and associated rights issued by JVP to EIS or its affiliates are hereby deleted in their entirety and are of no further force and effect (other than any holdback agreements contemplated by the JVP Registration Rights Agreement). JVP will use commercially reasonable efforts to inform its transfer agent, and co-operate with the holder of such securities to confirm with prospective third party transferees from time to time, of the elimination of such restrictions and, if the certificate representing such securities is legended to reflect a contractual restriction, JVP shall, if requested by the holder of such securities, re-issue such securities without such restrictive legend.

The Parties hereby agree that the transfer of such securities of JVP are thus no longer subject to contractual restrictions on transfer of any kind (other than any holdback agreements contemplated by the JVP Registration Rights Agreement and as provided in the following sentence). EIS hereby agrees that EIS will be prohibited from transferring securities of JVP unless it complies with volume restrictions equivalent to those found in Rule 144(e)(1) under the Securities Act of 1933, except that, from November 1, 2004 until December 31, 2004, EIS shall be permitted to sell a number of shares equal to 150% of the number of shares that would be permitted to be sold pursuant to Rule 144(e)(1) and, after December 31, 2004, EIS shall be permitted to sell a number of shares equal to 175% of the number of shares that would be permitted to be sold pursuant to Rule 144(e)(1); provided, further, that sales of blocks (“cross transactions” posted by EIS’s principal broker) of 100,000 or more shares of Common Stock at a price no less than [ * ] of the opening bid price on trade date that are not solicited by EIS or any of its affiliates, agents, brokers or representatives shall not be subject to such above-agreed volume restrictions.

The foregoing limitations shall apply until the dates indicated regardless of the existence of an effective registration statement. The volume limitations set forth above shall not apply to transfers of securities to EIS’s affiliates or subsidiaries, provided the above referenced volume limitations shall continue to apply to such shares.

     Until such time as the holdings of Common Stock by EIS, including its affiliates and subsidiaries, is less than [ * ] of JVP’s total common shares outstanding, EIS shall report to JVP within 15 days of the end of each calendar quarter, its then current holdings of JPV Common Stock and cross transaction block trades during the quarter that are excluded from the volume limitations.

     The Parties recognize that such securities also remain subject to restrictions imposed under applicable securities laws.

3	EXCHANGE RIGHT

     Section 6(c) (“Conversion and Exchange Rights”) of the Securities Purchase Agreement is hereby deleted in its entirety and is of no further force or effect whatsoever as of the Effective Date.

4	BOARD SEAT

     Section 6(b) (“Company Board of Directors”) of the Securities Purchase Agreement is hereby deleted in its entirety and is of no further force or effect whatsoever as of the Effective Date.